





# Leading the Way to a Clean Energy Future


Environment
RENEWABLE
ENERGY
Sustainable

# 2020 Annual Meeting

Leading the Way to a Clean Energy Future

New Jersey Resources

# Forward-Looking Statements & Non-GAAP Measures

***Forward Looking Statements***

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. New Jersey Resources Corporation ("NJR" or "Company") cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as "anticipates," "estimates," "expects," "projects," "may," "will," "intends," "plans," "believes," "should" and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management's current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this presentation include, but are not limited to, certain statements regarding NJR's NFE guidance for fiscal 2020, forecasted contribution of business segments to fiscal 2020 NFE, future New Jersey Natural Gas Company ("NJNG") customer growth, future NJR capital expenditures, infrastructure investments, NJR Clean Energy Ventures' ("CEV") ITC-eligible projects and demand for residential solar, earnings and dividend growth, NJNG's base rate cases, the ability to construct and operate Adelphia Gateway and operate Leaf River Energy Center, as well as construct the SRL and PennEast Pipeline projects.

Additional information and factors that could cause actual results to differ materially from NJR's expectations are contained in NJR's filings with the U.S. Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

***Non-GAAP Measures***

This presentation includes the non-GAAP measures, NFE and utility gross margin. As an indicator of the Company's operating performance, these measures should not be considered an alternative to, or more meaningful than, GAAP measures, such as cash flows, net income, operating income or earnings per share.

NFE/net financial loss excludes unrealized gains or losses on derivative instruments related to the Company's unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at NJR Energy Services Company ("Energy Services"), net of applicable tax adjustments, as described below. Volatility associated with the change in value of these financial and physical commodity contracts is reported in the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently as opposed to when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to CEV, as such adjustment is related to tax credits generated by CEV.

NJNG's utility gross margin represents the results of revenues less natural gas costs, sales and other taxes and regulatory rider expenses, which are key components of the company's operations that move in relation to each other. Natural gas costs, sales and other taxes and regulatory rider expense are passed through to customers and therefore, have no effect on gross margin.

Management uses NFE and utility gross margin as supplemental measures to other GAAP results to provide a more complete understanding of the Company's performance. Management believes these non-GAAP measures are more reflective of the Company's business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing fiscal 2019 earnings guidance, management is aware that there could be differences between reported GAAP earnings and NFE due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. For a full discussion of our non-GAAP financial measures, please see NJR's most recent Form 10-K, Item 7. This information has been provided pursuant to the requirements of SEC Regulation G.


Environment
RENEWABLE
ENERGY
Sustainable

# 2020 Annual Meeting

Leading the Way to a Clean Energy Future

New Jersey Resources



J. Terry Strange



Laurence M. Downes


New Jersey
Natural Gas

AFFILIATED WITH • AMERICAN FEDERATION OF LABOR & CONGRESS OF INDUSTRIAL ORGANIZATIONS & CANADIAN LABOUR CONGRESS

INTERNATIONAL BROTHERHOOD OF ELECTRICAL WORKERS

ORGANIZED NOV. 28, 1891

Local 1820


Environment
RENEWABLE ENERGY
Sustainable

# Performance Highlights

New Jersey Resources

# Fiscal 2019 Highlights

| New Jersey Resources | | |
|---|---|---|
| Net Income | $169.5 million | $1.90 per share |
| Net Financial Earnings | $175 million | $1.96 per share |

* *A reconciliation from NFE to net income can be found in the Appendix on **Slide 49.***

*New Jersey Resources is not updating guidance at this time.*

# Dividend Growth


$0.96
$1.02
$1.09
$1.17
$1.25
6.8% CAGR
60%
59%
40%(1)
60%
60%(2)
2016
2017
2018
2019
2020E
Annual Dividend Rate Per Share
Payout Ratio

**6%-8%**

Expected long-term dividend growth rate; 6.8% dividend increase for fiscal 2020

**26th**

Consecutive dividend increase over past 24 years

(1) Includes outperformance of Energy Services and tax reform
(2) 2020 payout based on midpoint of fiscal 2020 guidance

# Delivering Customer Satisfaction


HIGHEST CUSTOMER SATISFACTION
J.D.POWER
AND ASSOCIATES
RESIDENTIAL GAS UTILITY SERVICE - LARGE - EAST • 2019
PRESENTED TO
NEW JERSEY
NATURAL GAS
BY J.D. POWER AND ASSOCIATES

**#1**

in the East among large utilities
J.D. Power

**Five Years in a Row; 14th time since 2002**

# 9,700

NJNG added customers in fiscal 2019

# 548,000

Total utility customers

# 28,000 – 30,000

Customers NJNG expects to add over the next 3 years

# Investing in Utility Infrastructure



Leaks/Mile & Pending Leaks
Lowest number of leaks per mile of any natural gas utility in New Jersey
Pending Leaks
Leaks Per Mile
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Pending Leaks
Leaks Per Mile

# 900

Metric tons of methane emissions reduced since 2015

# 15,280

cars off the road for the entire year

# Settlement: New Jersey Natural Gas Base Rate Case

| Overall Cost of Capital and Weighted Return | | | |
|---|---|---|---|
| | **Percent** | **Approved Return** | **Weighted Cost** |
| Long-Term Debt | 46.0% | 3.83% | 1.76% |
| Common Equity | 54.0% | **9.60%** | 5.19% |
| Total | 100.0% | | 6.95% |

| New Jersey Natural Gas Settlement ($000) | |
|---|---|
| Rate Base | $1,764,650 |
| Rate of Return | 6.95% |
| **Operating Income Requirement** | $122,592 |
| Test Year Operating Income | ( $78,147 ) |
| Operating Income Deficiency | $44,445 |
| Revenue Factor | 1.3995 |
| **Rate Increase** | $62,200 |

# $62.2 million

Added to revenue from successful rate case outcome

# Southern Reliability Link (SRL)


Tetco
SRL
NJNG
Transmission
Transco

**Status**

- Construction began in fiscal 1Q19
- 20 miles completed; 10 miles remaining

**Approvals**

- Received all necessary permits and approvals
- Joint Base McGuire-Dix-Lakehurst easement
- NJ Pinelands Commission, NJDEP, NJBPU
- Burlington County

**Purpose**

- 30-mile pipeline designed to improve system integrity and reliability
- Diversifies supply

Timeline:

- Jan. 2017: BPU Approval
- Mar. 2017: Permit Issued by NJDEP
- Sept. 2017: NJ Pinelands Comm. Approval
- June 2018: Joint Base Approval
- Fiscal 1Q19: Construction began
- Expected in-service date: 2021

# Expanding Our Midstream Business

## Leaf River Energy Center


SONAT
Tennessee Gas
Perryville
Delhi
Leaf River Pipeline
Transco 85
KM Midcontinent Express
Gulf South
Transco
Destin
Gulf LNG
Port Arthur
Golden Pass
Sabine Pass
Lake Charles
Driftwood
Cameron
Calcasieu Pass
Henry Hub
Leaf River Energy Center
Leaf River Pipeline Interconnect
Leaf River Storage Site
Leaf River Pipeline
Facilities
LNG Operating/FID
Second Wave LNG Projects
Hubs
Connected Pipelines
Columbia Gulf Transmission
Destin
Gulf South
KM Midcontinent Express
SONAT
Tennessee Gas
Texas Eastern
Transco

# NJR Midstream – Adelphia Gateway

## Recent Developments

- Received FERC Certificate of Public Convenience and Necessity

## Next Steps

- Convert 50-mile southern section to a natural-gas only pipeline
- Adding additional compression to facilitate natural gas transportation
- New laterals and interconnects will be constructed to transport natural gas to end users
- Newly converted section will transport up to an incremental 250,000 Dth/day to the greater Philadelphia market



Northampton
Lehigh
Berks
Montgomery
Bucks
Chester
Delaware
Philadelphia
Camden
Martins Creek Station
MP 80.0
20-Inch Mainline
Transco Meter Station
MP 70.0
Columbia Gas Meter Station
MP 60.0
MP 50.0
Quakertown Compressor Station
Quakertown Meter Station
TETCO Meter Station
MP 40.0
Skippack Meter Station
MP 30.0
MP 20.0
MP 10.0
Transco Meter Station
PECO Tilghman Meter Station
Delmarva/TETCO/ Columbia Meter Stations
Marcus Hook Compressor Station
Monroe Meter Station
Parkway Lateral
Tilghman Lateral
Legend

# PennEast Pipeline


Tennessee
Auburn
Springville
Wyoming
Transco
New York
Millennium
Penn East Pipelne
Pennsylvania
Algonquin
Texas Eastern
Columbia

**Project Description**

- 20 percent ownership in 120-mile transmission pipeline to Northeast connecting Marcellus Shale region supply
- Access to the lowest cost supply point in North America; expected to benefit customers and local economies
- Approved by FERC - January 19, 2018

- The PennEast partners remain committed to the project and are currently pursuing the project's appellate rights in the U.S. Supreme Court and continue to evaluate development options.



- Placed **7** commercial solar projects in service
- A total of **42** commercial projects in service; over **8,000** residential solar customers
- Nearly **300** megawatts clean energy
- Enough to power **27,000** homes
- Investments reduced greenhouse gas emissions by over **200,000 tons** annually



Energy Services contributed
**$2.9 million** to NFE

Home Services completed over
**95,000** jobs

Named **best HVAC**
in Monmouth County

# Making a Difference in Our Communities

**5,400** volunteer service hours assisting **2,500** nonprofit and community organizations


NJR You
NJR You


Environment
RENEWABLE ENERGY
Sustainable

# Strategic Outlook

New Jersey Resources

**Investing in utility infrastructure projects** – $1.1 billion

**Developing renewable energy projects and solar investments** – $386 million

**Expanding our midstream portfolio with high-quality assets** – $556 million


Safe, Reliable Energy

# Changing Energy Landscape


Clean Energy
Ventures

# 75%

of families and businesses in New Jersey use natural gas

# 83%

of families and businesses in our service territory use natural gas

# 18%

decrease in emissions over the past decade



NJNG customer's bills are

# 30%

lower than 2008

# sustainability

# emissions reduction

# methane control

# renewable energy

# clean energy economy

# New Jersey Resources embraces a clean energy future

# Delivering Clean, Reliable Energy



- **$1.6 billion** invested in our natural gas delivery system since 2008
- **1st** natural gas utility in New Jersey to eliminate cast iron
- **1st** natural gas utility in New Jersey to remove bare steel expected by 2021
- Nearly **$900 million** invested in New Jersey's solar market

# 12%

reduction in average customers natural gas consumption since 2006


NJR
Home
Services
877-466-3657

# Emerging Technologies





MONTCLAIR STATE UNIVERSITY

- **Voice activated energy savings tips**
- **Renewable natural gas in New Jersey**

# Renewable Natural Gas


CH

Capture waste from dairies, farms and landfills

Convert into biogas Using anaerobic digestion

Process the biogas to make it pipeline ready (biomethane)

Stored in Pipeline System for Later Use


The Green Team

# Investing in Reliability and Sustainability



# Power-to-Gas Technologies



$O_2$
$H_2$
$H_2$
$H_2$
$H_2$

Surplus Renewable Electricity

Power Electrolysis

Creates Renewable Hydrogen Gas

Stored in Pipeline System for Later Use

# Power-to-Gas Demonstration Project



# Our Vision

- Be a leading energy infrastructure company
- Deliver clean, decarbonized fuel to heat homes and businesses
- Operate high-integrity, environmentally responsible assets
- Invest in solar to power homes and businesses
- Leverage expertise to support emerging markets





**Support public policies that address climate impacts**

**Embrace innovations across technologies and fuel types**

**Reduce greenhouse gas emissions from operated assets and suppliers**

**Increase transparency about sustainability progress**

**Expand energy efficiency, conservation and environmental opportunities**



**We will reduce our operational emissions in New Jersey**

# 50%

**of 2006 levels by 2030**

**Consistent with New Jersey's Global Warming Response Act**

**Document our emissions reduction progress**

**Emissions strategies to fully realize this goal**

# Leading the Way…




…to a Clean Energy Future

# Providing Value to Our Investors

**2% - 3%**
**Dividend Yield[(1)]**

**8% - 11%**
**Total Shareholder Return**

**6% - 8%**
**Long-Term NFE Growth**

*(1) As of January 16, 2020, dividend yield was 2.8%; based on a closing price of $44.42 per common share and assumes a constant P/E ratio.*


Leading the Way to a Clean Energy Future


Environment
RENEWABLE ENERGY
Sustainable

New Jersey Resources

Leading the Way to a Clean Energy Future


VANS

Jimmy Hulsart


Environment
RENEWABLE
ENERGY
Sustainable

New Jersey Resources

Leading the Way to a Clean Energy Future


Environment
RENEWABLE ENERGY
Sustainable

# Thank You

New Jersey Resources



Environment
RENEWABLE
ENERGY
Sustainable

# Appendix

New Jersey Resources

# Reconciliation of Non-GAAP Measures

*A reconciliation of NFE for the three and twelve months ended September 30, 2019 and 2018 to net income is provided below:*

| | Three Months Ended September 30, | | Twelve Months Ended September 30, | |
|---|---|---|---|---|
| (thousands) | 2019 | 2018 | 2019 | 2018 |
| Net Income (Loss) | $18,086 | ($16,255) | $169,505 | $233,436 |
| Add: | | | | |
| Unrealized loss (gain) on derivative instruments and related transactions | 28,234 | 866 | 2,881 | 26,770 |
| Tax effect | (6,745) | (592) | (711) | (4,512) |
| Effects of economic hedging related to natural gas inventory | (7,764) | (7,782) | 4,309 | (22,570) |
| Tax effect | 1,845 | 1,844 | (1,024) | 7,362 |
| Net income to NFE tax adjustment | (7,700) | (6,987) | -- | -- |
| **Net financial earnings** | **$25,956** | **($28,906)** | **$174,960** | **$240,486** |
| | | | | |
| **Weighted Average Shares Outstanding** | | | | |
| Basic | **89,983** | **88,279** | **89,242** | **87,689** |
| Diluted | **90,366** | **88,279** | **89,616** | **88,315** |
| | | | | |
| **Basic earnings per share** | **$0.20** | **($0.18)** | **$1.90** | **$2.66** |
| Add: | | | | |
| Unrealized loss (gain) on derivative instruments and related transactions | 0.31 | 0.01 | 0.03 | 0.31 |
| Tax effect | (0.06) | (0.01) | (0.01) | (0.05) |
| Effects of economic hedging related to natural gas inventory | (0.09) | (0.09) | 0.05 | (0.26) |
| Tax effect | 0.02 | 0.02 | (0.01) | 0.08 |
| Net income to NFE tax adjustment | (0.09) | (0.08) | -- | -- |
| **Basic net financial earnings per share** | **$0.29** | **($0.33)** | **$1.96** | **$2.74** |